CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 5 of our report dated September 20, 2024, relating to the financial statements and financial highlights, which appears in PGIM 60/40 Allocation Fund’s Annual Report on Form N-CSR for the year ended July 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York September 25, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 5 of our report dated September 20, 2024, relating to the financial statements and financial highlights, which appears in PGIM Jennison Diversified Growth Fund’s Annual Report on Form N-CSR for the year ended July 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York September 25, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 5 of our report dated September 20, 2024, relating to the financial statements and financial highlights, which appears in PGIM Jennison Rising Dividend Fund’s Annual Report on Form N-CSR for the year ended July 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York September 25, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential Investment Portfolios 5 of our report dated September 20, 2024, relating to the financial statements and financial highlights, which appears in the PGIM Target Date Income Fund, PGIM Target Date 2015 Fund, PGIM Target Date 2020 Fund, PGIM Target Date 2025 Fund, PGIM Target Date 2030 Fund, PGIM Target Date 2035 Fund, PGIM Target Date 2040 Fund, PGIM Target Date 2045 Fund, PGIM Target Date 2050 Fund, PGIM Target Date 2055 Fund, PGIM Target Date 2060 Fund and PGIM Target Date 2065 Fund’s Annual Reports on Form N-CSR for the year ended July 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York September 25, 2024